Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2021
Intangible Assets And Goodwill [Abstract]
Goodwill and Intangible Assets
15.	Goodwill and Intangible Assets

Changes in goodwill and intangible assets account for the years ended December 31, 2021 and 2020 are as follows:

	Intangible Assets with Indefinite Life	Intangible Assets with Finite Life						Total Intangible Assets with	Total		Total Goodwill and
	Trademark	Trademark	Franchise	Licenses	Customer List	Spectrum	Others	Finite Life	Intangible Assets	Goodwill	Intangible Assets
	(in million pesos)
December 31, 2021
Costs:
Balances at beginning and end of the year	—	4,505	3,016	135	4,703	1,205	771	14,335	14,335	62,033	76,368
Additions during the year	—	—	—	—	—	—	28	28	28	—	28
Balances at end of the year	—	4,505	3,016	135	4,703	1,205	799	14,363	14,363	62,033	76,396
Accumulated amortization and impairment:
Balances at beginning of the year	—	1,877	1,706	123	4,703	1,205	771	10,385	10,385	654	11,039
Amortization during the year (Notes 4 and 5)	—	2,628	186	8	—	—	—	2,822	2,822	—	2,822
Balances at end of the year	—	4,505	1,892	131	4,703	1,205	771	13,207	13,207	654	13,861
Net balances at end of the year	—	—	1,124	4	—	—	28	1,156	1,156	61,379	62,535
Estimated useful lives (in years)	—	—	16	18	—	—	5	—	—	—	—
Remaining useful lives (in years)	—	—	6	1	—	—	5	—	—	—	—
December 31, 2020
Costs:
Balances at beginning and end of the year	4,505	—	3,016	1,079	4,726	1,205	775	10,801	15,306	62,033	77,339
Reclassification	(4,505)	4,505	—	—	—	—	—	4,505	—	—	—
Translation and other adjustments	—	—	—	(944)	(23)	—	(4)	(971)	(971)	—	(971)
Balances at end of the year	—	4,505	3,016	135	4,703	1,205	771	14,335	14,335	62,033	76,368
Accumulated amortization and impairment:
Balances at beginning of the year	—	—	1,520	1,059	4,301	1,205	775	8,860	8,860	654	9,514
Amortization during the year (Notes 4 and 5)	—	1,877	186	8	425	—	—	2,496	2,496	—	2,496
Translation and other adjustments	—	—	—	(944)	(23)	—	(4)	(971)	(971)	—	(971)
Balances at end of the year	—	1,877	1,706	123	4,703	1,205	771	10,385	10,385	654	11,039
Net balances at end of the year	—	2,628	1,310	12	—	—	—	3,950	3,950	61,379	65,329
Estimated useful lives (in years)	—	1	16	18	—	—	—	—	—	—	—
Remaining useful lives (in years)	—	1	7	2	—	—	—	—	—	—	—

The consolidated goodwill and intangible assets of our reportable segments as at December 31, 2021 and 2020 are as follows:

	2021			2020
	Wireless	Fixed Line	Total	Wireless	Fixed Line	Total
	(in million pesos)
Franchise	1,124	—	1,124	1,310	—	1,310
Licenses	4	—	4	12	—	12
Trademark	—	—	—	2,628	—	2,628
Others	—	28	28	—	—	—
Total intangible assets	1,128	28	1,156	3,950	—	3,950
Goodwill	56,571	4,808	61,379	56,571	4,808	61,379
Total goodwill and intangible assets	57,699	4,836	62,535	60,521	4,808	65,329

The consolidated future amortization of intangible assets as at December 31, 2021 are as follows:

Year	(in million pesos)
2022	196
2023	192
2024	192
2025	191
2026 and onwards	385
1,156

Amortization of Sun Cellular Trademark

Trademark pertains to the “Sun Cellular” trademark of DMPI, resulting from PLDT’s acquisition of Digitel in 2011.  It was assessed during the acquisition that the trademark would have indefinite useful life because we had no plans to fade out DMPI’s trademark.  We expected the continued use of the trademark on our services and we introduced services that displayed the trademark.

In October 2020, we implemented the rebranding of Sun Prepaid into Smart Prepaid.  Subscribers retained their existing Sun numbers while having access to expanded retail customer care channels, data-centric offers of Smart alongside existing select Sun top-up offers.  As a result, we amortized Php2,628 million and Php1,877 million for the years ended December 31, 2021 and 2020, respectively, of the “Sun Cellular” trademark.  See Note 2 – Summary of Significant Accounting Policies – Sun Prepaid Rebranding to Smart Prepaid and Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Estimating useful lives of intangible assets with finite lives.

Impairment Testing of Goodwill

The organizational structure of PLDT and its subsidiaries is designed to monitor financial operations based on fixed line and wireless segmentation.  Management provides guidelines and decisions on resource allocation, such as continuing or disposing of asset and operations by evaluating the performance of each segment through review and analysis of available financial information on the fixed line and wireless segments.  As at December 31, 2021, the PLDT Group’s goodwill comprised of goodwill resulting from acquisition of PLDT’s additional investment in PG1 in 2014, ePLDT’s acquisition of IPCDSI in 2012, PLDT’s acquisition of Digitel in 2011, ePLDT’s acquisition of ePDS in 2011, Smart’s acquisition of PDSI and Chikka in 2009, SBI’s acquisition of Airborne Access Corporation in 2008, and Smart’s acquisition of SBI in 2004.

Although revenue streams may be segregated among the companies within the PLDT Group, cash inflows are not considered coming from independent group of assets on a per Company basis due largely to the significant portion of shared and commonly used network/platform that generates related revenue.  On the other hand, PLDT has the largest fixed line network in the Philippines.  PLDT’s transport facilities are installed nationwide to cover both domestic and international IP backbone to route and transmit IP traffic generated by the customers.  In the same manner, PLDT has the most Internet Gateway facilities which are composed of high capacity IP routers and switches that serve as the main gateway of the Philippines to the Internet connecting to the World Wide Web.  With PLDT’s network coverage, other fixed line subsidiaries share the same facilities to leverage on a Group perspective.

Because of the significant common use of network facilities among fixed line and wireless companies within the Group, management deems that the Wireless and Fixed Line units are the lowest CGUs to which goodwill is to be allocated and tested for impairment given that the Fixed Line and Wireless operations generate cash inflows that are largely independent of the cash inflows from other assets or groups of assets.

The recoverable amount of the Wireless and Fixed Line CGUs have been determined using the value- in-use approach calculated using cash flow projections based on the financial budgets approved by the Board of Directors.  The post-tax discount rates applied to cash flow projections are 7.38% for the Wireless and Fixed Line CGUs.  Cash flows beyond the projection period of three years are determined using a 2% growth rate for the Wireless and Fixed Line CGUs, which is the same as the long-term average growth rate for the telecommunications industry.  Other key assumptions used in the cash flow projections include revenue growth rate and capital expenditures.

Based on the assessment of the VIU of the Wireless and Fixed Line CGUs, the recoverable amount of the Wireless and Fixed Line CGUs exceeded their carrying amounts, hence, no impairment was recognized in relation to goodwill for each of the years ended December 31, 2021 and 2020.

The accumulated impairment balance as at December 31, 2021 and 2020 is comprised of Php438 million from PLDT’s acquisition of Digitel and Php216 million from ePLDT’s acquisition of AGS.